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                                                                Exhibit 26(e)(1)

Application Part 1

                                                                  Minnesota Life

Minnesota Life Insurance Company . Life New Business
400 Robert Street North . St.Paul, Minnesota 55101-2098

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
A. Proposed            Proposed Insured Name (last, first, middle)
   Insured
   Information         -------------------------------------------------------------------------------------------------------------
                       Social Security Number                      Date of Birth (month, day, year)            Gender
                                                                                                               [ ] Male   [ ] Female
                       -------------------------------------------------------------------------------------------------------------
                       Driver's License Number                                             Issue State         Expiration Date

                       -------------------------------------------------------------------------------------------------------------
                       Home Telephone Number                                       Business Telephone Number

                       -------------------------------------------------------------------------------------------------------------
                       Birthplace (state or, if outside the US, country)           E-Mail Address

                       -------------------------------------------------------------------------------------------------------------
                       Street Address (No P.O. Box)

                       -------------------------------------------------------------------------------------------------------------
                       City                                                                 State              Zip Code

                       -------------------------------------------------------------------------------------------------------------
                       Occupation                                                  Years in Occupation         Income

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B. Product             Product Applied For

                       -------------------------------------------------------------------------------------------------------------
                       Base Face Amount                                            Total Annual Premium or Plan
                       $                                                           ?
                       -------------------------------------------------------------------------------------------------------------
                       Death Benefit Option (Defaults to cash if none selected)    Dividend Option
                       [ ] Cash   [ ] Protection
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C. Additional          [ ] Waiver of Premium Agreement                             [ ] Policy Enhancement Rider                   %
   Benefits and                                                                                                 ------------------
   Agreements          [ ] Guaranteed Protection Waiver                                (Indicate a whole number from 3 to 10%)
                       [ ] Face Amount Increase Agreement                          [ ] Estate Preservation Agreement
                           $                                                           $
                            ------------------------------------                        --------------------------------------------
   Select only those   [ ] Accelerated Benefit Agreement                               Face Amount (Not to exceed 122% of base amt.)
   agreements              (Complete appropriate ABA Outline of                    [ ] Other
   available on the        Coverage form)
   product(s)                                                                          ---------------------------------------------
   applied for.        [ ] Family Term Agreement - Children
                           (Complete Family Term Application)                      [ ] Other
                           $
                            -----------------------------------                        ---------------------------------------------

                       THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY, UNLESS YOU CHOOSE TO OMIT
                       THEM:

                       [ ] Omit Automatic Premium Loan   [ ] Omit Cost of Living Agreement
                       [ ] Omit Inflation Agreement
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D. Special Dating      [ ] Date to save age
                       [ ] Specific Date:                               (month, day, year)
                                          -----------------------------
                       Are there any other Minnesota Life applications associated with this application?            [ ] Yes   [ ] No
                       If yes, please provide details and whether the policies should have the same issue date.

                       -------------------------------------------------------------------------------------------------------------

F. 59410 Rev. 5-2004

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
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
E. Life Insurance      Does the proposed insured have any life insurance or annuity in force or pending?            [ ] Yes   [ ] No
   In Force and        If yes, provide details below.
   Replacement
                       Has there been or will there be replacement of any existing life insurance or                [ ] Yes   [ ] No
                       annuity, as a result of this application? (Replacement includes, but is not
   Submit              limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other
   appropriate         change to any existing life insurance or annuity.) If yes, provide details below.
   replacement forms
   (not needed if      Life Insurance In Force
   replacing group     -------------------------------------------------------------------------------------------------------------
   coverage).                                                                       Year                                  Will it be
                                Full Company Name                     Amount       Issued                Type              Replaced?
                       -------------------------------------------------------------------------------------------------------------
                                                                                                  [ ] Individual or
                                                                                                  [ ] Group                 [ ] Yes
                                                                                                  -----------------
                                                                                                  [ ] Personal or           [ ] No
                                                                                                  [ ] Business
                       -------------------------------------------------------------------------------------------------------------
                                                                                                  [ ] Individual or
                                                                                                  [ ] Group                 [ ] Yes
                                                                                                  -----------------
                                                                                                  [ ] Personal or           [ ] No
                                                                                                  [ ] Business
                       -------------------------------------------------------------------------------------------------------------
                                                                                                  [ ] Individual or
                                                                                                  [ ] Group                 [ ] Yes
                                                                                                  -----------------
                                                                                                  [ ] Personal or           [ ] No
                                                                                                  [ ] Business
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F. Beneficiary                                                                  Relationship to                      SSN/TIN
   Information                            Beneficiary Name                     Proposed Insured                     (If known)
                       -------------------------------------------------------------------------------------------------------------
                       Primary
   If the beneficiary
   is a trust, give                 ------------------------------------------------------------------------------------------------
   complete trust
   name and date                    ------------------------------------------------------------------------------------------------
   trust established.
                       -------------------------------------------------------------------------------------------------------------
                       Contingent
                                    ------------------------------------------------------------------------------------------------

                                    ------------------------------------------------------------------------------------------------

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G. Owner               Only complete this section if the Owner is different than the insured.
   Information         -------------------------------------------------------------------------------------------------------------
                       Owner Name (last, first, middle)
   Submit the
   appropriate trust   -------------------------------------------------------------------------------------------------------------
   or corporate/       [ ] Individual   [ ] Trust   [ ] Corporate   [ ] Partnership   [ ] Other
   non-corporate                                                                                ------------------------------------
   forms.              -------------------------------------------------------------------------------------------------------------
                       Social Security or Tax ID Number               Date of Birth or Trust Date

                       -------------------------------------------------------------------------------------------------------------
                       Street Address (No P.O. Box)

                       -------------------------------------------------------------------------------------------------------------
                       City                                           State                  Zip Code

                       -------------------------------------------------------------------------------------------------------------
                       Relationship to Proposed Insured

                       -------------------------------------------------------------------------------------------------------------
                       Telephone Number                               E-Mail Address

                       -------------------------------------------------------------------------------------------------------------

                                                          F. 59410-2 Rev. 5-2004

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
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
H. Premium and         Premium Notice Should Be Sent To:
   Billing             [ ] Proposed Insured Address in Section A                   [ ] Owner Address in Section G
   Information         [ ] Owner's Business/Employer Address (Indicate below)      [ ] Other (Indicate below)

                       -------------------------------------------------------------------------------------------------------------
                       Name (last, first, middle)

                       -------------------------------------------------------------------------------------------------------------
                       Address

                       -------------------------------------------------------------------------------------------------------------
                       City                                                            State            Zip Code

                       -------------------------------------------------------------------------------------------------------------
                       Payment Method
                       [ ] Annual        [ ] Monthly Automatic Payment Plan (APP) Plan Number
                                                                                              ------------------------
                                             (If new plan, submit APP Authorization)
                       [ ] Semi-Annual   [ ] Payroll Deduction Plan (PRD) Plan Number
                                                                                      ------------------------
                       [ ] Quarterly     [ ] List Bill Plan Number
                                                                   ------------------------
                                             (If new plan, submit List Bill form)

                       -------------------------------------------------------------------------------------------------------------
                       Non-Repeating Premium (NRP)
                       [ ] Regular NRP  $
                                         -----------------
                           ($500 minimum required)
                       [ ] 1035 NRP     $                  Include at issue, with first premium payment?   [ ] Yes   [ ] No
                                         -----------------
                       [ ] Billable NRP $                  Include at issue, with first premium payment?   [ ] Yes   [ ] No
                                         -----------------
                                          (Total annual NRP)

                           (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                       Payment Method for Non-Repeating Premium (Billable only)
                       (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)
                       [ ] Annual        [ ] APP Monthly Plan Number
                                                                     --------------------
                                             (If new plan, submit APP Authorization)
                       [ ] Semi-Annual

                       [ ] Quarterly     [ ] PRD Plan Number
                                                             --------------------

                       -------------------------------------------------------------------------------------------------------------
   Make all checks     Money Submitted with Application
   payable to          Has the owner paid money with this application to the representative?               [ ] Yes   [ ] No
   Minnesota Life.     If yes, amount:$
                                       -----------------
                       Was a receipt given?                                                                [ ] Yes   [ ] No
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I. Special             If mail (other than the premium notice) should be sent somewhere other than the owner's Home
   Mailing             Address, please indicate here.
   Address             [ ] Owner's Business Address
                       [ ] Other - Indicate Name and Address
                       -------------------------------------------------------------------------------------------------------------
                       Name (last, first, middle)

                       -------------------------------------------------------------------------------------------------------------
                       Address

                       -------------------------------------------------------------------------------------------------------------
                       City                                                            State            Zip Code

                       -------------------------------------------------------------------------------------------------------------

                                                          F. 59410-3 Rev. 5-2004

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
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
J. Proposed            1.   Is the proposed insured a US citizen?                                                  [ ] Yes   [ ] No
   Insured                  If no, citizen of
   Underwriting                               ------------------------
   Information              Indicate visa type
                                               -----------------------

                       2.   Does the proposed insured plan to travel or reside outside the US in the next two      [ ] Yes   [ ] No
                            years? If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:

                            --------------------------------------------------------------------------------

                            --------------------------------------------------------------------------------

                       3.   Has the proposed insured within the last five years, or does the proposed insured       [ ] Yes   [ ] No
                            plan to engage in piloting a plane? If yes, complete the Military and Aviation
                            Statement.

                       4.   Has the proposed insured within the last five years, or does the proposed insured       [ ] Yes   [ ] No
                            plan to engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving? If yes, complete Sports and
                            Avocation Statement.

                       5.   Is the proposed insured in the Armed Forces, National Guard, or Reserves?               [ ] Yes   [ ] No
                            If yes, complete Military and Aviation Statement.

                       6.   Has the proposed insured applied for insurance within the last six months?              [ ] Yes   [ ] No
                            If yes, provide details below.

                       7.   Has the proposed insured applied for life insurance in the past five years that was     [ ] Yes   [ ] No
                            declined or rated? If yes, provide details below.

                       8.   Has the proposed insured, within the past ten years, been convicted of a driving        [ ] Yes   [ ] No
                            while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.

                       9.   Except for traffic violations, has the proposed insured ever been convicted of a        [ ] Yes   [ ] No
                            misdemeanor or felony? If yes, provide dates and details below.

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K. Additional
   Remarks

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L. Home Office         Home Office Corrections or Additions
   Endorsements
                       Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in
                       IA, IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.

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


                                                          F. 59410-4 Rev. 5-2004